Revenue	12 Months Ended
Dec. 31, 2024
Revenue [Abstract]
REVENUE
8.	REVENUE

	Year ended December 31,
	2024	2023	2022
Travel service	22,048,052	21,561,670	79,092,342
Technology	1,530,812	2,719,463	782,302
Cross-board products	26,261,424	7,559,455	83
Total	49,840,288	31,840,588	79,874,727

Revenues are recognized at a point in time and denominated only in USD. Included in the “travel service”, majority (99.99%) of the revenue amount represents the revenue for reselling of air-tickets requests by airline ticket agencies. Revenue for tickets purchased based on our judgment of potential trends, and revenue recorded from sales of tourism packages are insignificant of total revenue of travel service.